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                                                                    EXHIBIT 23.6


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-09535 of FrontierVision Operating Partners, L.P. and FrontierVision Capital Corporation on Form S-1 of our report dated April 10, 1996 (relating to the combined financial statements of the Ashland and Defiance Clusters), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



Atlanta, Georgia
August 9, 1996